SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549


Form 8-K


CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:                                  April 23, 1998

Exact name of registrant
as specified in its charter:                     BELL ATLANTIC CORPORATION

Commission File Number:                          1-8606

State of Incorporation:                          Delaware

I.R.S. Employer Identification No.:              23-2259884

Address of principal
executive offices:                               1095 Avenue of the Americas
                                                 New York, New York
Zip Code                                         10036

Registrant's telephone number,
including area code:                             (212) 395-2121

Former name or former address,
if changed since last report:                    Not applicable

Item 5.  Other Events
         ------------

Attached as exhibits are (i) a press release issued by Bell Atlantic Corporation on April 23, 1998 announcing earnings for the first quarter of 1998, and (ii) additional financial information released by Bell Atlantic Corporation on April 23, 1998.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c) Exhibits.

99.1    Press Release, dated April 23, 1998, issued by Bell Atlantic
        Corporation.

99.2 Additional financial information released by Bell Atlantic Corporation on April 23, 1998.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               BELL ATLANTIC CORPORATION


                               By: /s/ Mel Meskin
                                  ----------------------------------
                                   Mel Meskin
                                   Vice President - Comptroller



Date:  April 24, 1998